news release

GODADDY REPORTS FIRST QUARTER 2020 EARNINGS RESULTS
Q1 Revenue up 12%; Operating Cash Flow up 17% and uFCF up 18%
GoDaddy's #OpenWeStand initiative gains significant momentum

SCOTTSDALE, Ariz., May 6, 2020 /PRNewswire/ - GoDaddy Inc. (NYSE: GDDY), the company that empowers everyday entrepreneurs, today reported financial results for the first quarter ended March 31, 2020.
“GoDaddy delivered strong results in the first quarter," said GoDaddy CEO Aman Bhutani. "In this time of uncertainty for small businesses, we are laser-focused on innovating for our customers, as their digital presence is now more important than ever. We believe our focus on customer value remains the best way to create value for our shareholders as well."
"First quarter results were strong despite the challenging macro environment," said GoDaddy CFO Ray Winborne. "The durability of our business model and strength of our balance sheet position us well in times of uncertainty, allowing us to focus on helping customers navigate the complexity of the current reality.”
Consolidated First Quarter Financial Highlights

	Three months ended March 31,
	2020	2019	Change

	(in millions)
GAAP Results
Revenue	$792.0	$710.0	11.5%
Net cash provided by operating activities	$233.3	$199.7	16.8%
Non-GAAP Results
Unlevered free cash flow	$234.5	$198.8	18.0%
Operating Metric
Total bookings	$951.1	$870.5	9.3%

•Total revenue of $792.0 million, up 11.5% year over year, or 12.3% on a constant currency basis.
•Total bookings of $951.1 million, up 9.3% year over year, or 10.1% on a constant currency basis.
•Net cash provided by operating activities of $233.3 million, up 16.8% year over year.
•Unlevered free cash flow of $234.5 million, up 18.0% year over year.
•Domains revenue of $355.9 million, up 11.4% year over year.
•Hosting and presence revenue of $297.2 million, up 10.5% year over year.
•Business applications revenue of $138.9 million, up 14.3% year over year.
•International revenue of $262.4 million, up 7.1% year over year, or 9.1% on a constant currency basis.
14455 N. Hayden Road, Suite 219 Scottsdale, AZ 85260 T: 480.505.8800 https://investors.godaddy.net

Operating Highlights
•GoDaddy launched the #OpenWeStand initiative offering a number of free tools, widgets, resources and blogposts at OpenWeStand.org to help small businesses keep their digital doors open while their physical doors are closed. Over 50 companies have joined the cause, including American Express, Uber, Slack, Salesforce, PayPal, Nextdoor, GoFundMe, DoorDash, and more.
•GoDaddy announced the acquisition of the registry business of Neustar Inc. for $218.0 million in cash, with expected closing in the coming months. This acquisition will enable the Company to innovate at the domain registry level, giving more choice to customers at competitive price points.
•Relocated over 7,500 GoDaddy Guides to home offices to continue providing 24/7 assistance and sage guidance to our customers.
•GoDaddy quickly pivoted its Websites + Marketing platform to begin offering freemium subscriptions to help small businesses get started online for free during these challenging times.
•Websites + Marketing enabled and further enhanced additional integrations with GoFundMe and Paypal, as well as introduced virtual location appointment scheduling and gift card functionality.
•GoDaddy launched Open Exchange in Indonesia, Thailand, Portugal and Vietnam, furthering its international reach and enabling more customers access to affordable domain-based email solutions.
•Year-to-date through May 5, GoDaddy has repurchased 10 million shares of its common stock for an aggregate purchase price of $542 million for an average price per share of $54.25. These repurchases represent an approximately 6% reduction in fully diluted shares outstanding.

Balance Sheet
At March 31, 2020, total cash, cash equivalents were $851.4 million, total debt was $2,426.1 million and net debt was $1,574.7 million.
Share Repurchase
GoDaddy today announces that its Board of Directors has approved the repurchase of up to $500 million of the company’s Class A common stock. GoDaddy may purchase shares from time to time in open market purchases, block transactions and privately negotiated transactions, in accordance with applicable federal securities laws. The program has no time limit and may be modified, suspended or terminated by the company at any time without prior notice. The amount and timing of repurchases are subject to a variety of factors including liquidity, share price, market conditions and legal requirements.
Business Outlook
For the second quarter ending June 30, 2020, GoDaddy expects total revenue of approximately $790 million, or approximately 7% year over year growth, including our estimate of the net impact of the COVID-19 pandemic. Revenue growth by category is expected to approximate high single-digit growth in Domains, mid single-digit growth in Hosting and presence and mid-teens growth in Business Applications. We expect changes in customer behavior from COVID-19 will disproportionately impact the Hosting and presence category.
14455 N. Hayden Road Scottsdale, AZ 85260 T: 480.505.8800 https://investors.godaddy.net

Our consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States (GAAP). We do not provide reconciliations from non-GAAP guidance to GAAP, because projections of changes in individual balance sheet amounts are not possible without unreasonable effort, and release of such reconciliations would imply an inappropriate degree of precision. Our reported results provide reconciliations of non-GAAP financial measures to their nearest GAAP equivalents.
Quarterly Conference Call and Webcast
GoDaddy will host a conference call and webcast to discuss first quarter 2020 results at 5:00 p.m. Eastern Time on May 6, 2020. To hear the call, dial (833) 286-5800 in the United States or (647) 689-4445 from international locations, with passcode 8990847. A live webcast of the call, together with a slide presentation including supplemental financial information and reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, will be available through GoDaddy's Investor Relations website at https://investors.godaddy.net. Following the call, a recorded replay of the webcast will be available on the website.
GoDaddy Inc. uses its Investor Relations website at https://investors.godaddy.net as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor GoDaddy’s Investor Relations website, in addition to following press releases, Securities and Exchange Commission (SEC) filings, public conference calls and webcasts.
Forward-Looking Statements
This press release contains forward-looking statements which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on estimates and information available to us at the time of this press release and are not guarantees of future performance. Statements in this release involve risks, uncertainties and assumptions. If the risks or uncertainties materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking statements, including, but not limited to: launches of new or expansion of existing products or services, any projections of product or service availability, technology developments and innovation, customer growth, or other future events; any statements about historical results that may suggest future trends for our business; any statements regarding our plans, strategies or objectives with respect to future operations, including international expansion plans and marketing strategy; any statements regarding integration of recent or planned acquisitions, any statements regarding our future financial results; statements concerning GoDaddy’s ability to integrate its recent acquisitions of Over and Uniregistry and the expected acquisition of Neustar's registry business; the length and severity of the COVID-19 pandemic and its impact on our business, customers, employees and third-party partners; and any statements of assumptions underlying any of the foregoing.
Actual results could differ materially from our current expectations as a result of many factors, including, but not limited to: the unpredictable nature of our rapidly evolving market; fluctuations in our financial and operating results; our rate of growth; interruptions or delays in our service or our web hosting; breaches of our security measures; the impact of any previous or future acquisitions; our ability to continue to release, and gain customer acceptance of, our existing and future products and services; our ability to manage our growth; our ability to hire, retain and motivate employees; the effects of competition; technological, regulatory and legal developments; intellectual property litigation; developments in the economy, financial markets and credit markets; and execution of share repurchases.
14455 N. Hayden Road Scottsdale, AZ 85260 T: 480.505.8800 https://investors.godaddy.net

Additional risks and uncertainties that could affect GoDaddy’s financial results are included in the other filings we make with the SEC from time to time, including those described in "Risk Factors" and "Management's Discussion and Analysis of Financial Condition" in our Annual Report on Form 10-K for the year ended December 31, 2019, which is available on GoDaddy's website at https://investors.godaddy.net and on the SEC's website at www.sec.gov. Additional information will also be set forth in other filings that GoDaddy makes with the SEC from time to time. All forward-looking statements in this press release are based on information available to GoDaddy as of the date hereof. GoDaddy does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.
Non-GAAP Financial Measures and Other Operating Metrics
In addition to our results determined in accordance with GAAP, this release includes certain non-GAAP financial measures and other operating metrics. We believe that these non-GAAP financial measures and other operating metrics are useful as a supplement in evaluating our ongoing operational performance and enhancing an overall understanding of our past financial performance. The non-GAAP financial measures included in this release should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation between each non-GAAP financial measure and its nearest GAAP equivalent is included in this release following the financial statements. We use both GAAP and non-GAAP measures to evaluate and manage our operations.
Total bookings. Total bookings represents cash receipts from the sale of products to customers in a given period adjusted for products where we recognize revenue on a net basis and without giving effect to certain adjustments, primarily net refunds granted in the period. Total bookings provides valuable insight into the sales of our products and the performance of our business since we typically collect payment at the time of sale and recognize revenue ratably over the term of our customer contracts. We report total bookings without giving effect to refunds granted in the period because refunds often occur in periods different from the period of sale for reasons unrelated to the marketing efforts leading to the initial sale. Accordingly, by excluding net refunds, we believe total bookings reflects the effectiveness of our sales efforts in a given period.
Unlevered Free Cash Flow. Unlevered free cash flow is a measure of our liquidity used by management to evaluate our business prior to the impact of our capital structure and after purchases of property and equipment. Such liquidity can be used by us for strategic opportunities and strengthening our balance sheet. However, given our debt obligations, unlevered free cash flow does not represent residual cash flow available for discretionary expenses.
Net Debt. We define net debt as total debt less cash and cash equivalents and short-term investments. Total debt consists of the current portion of long-term debt plus long-term debt, unamortized original issue discount and unamortized debt issuance costs. Our management reviews net debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage and we believe such information is useful to investors. Furthermore, certain analysts and debt rating agencies monitor our net debt as part of their assessments of our business.
About GoDaddy
GoDaddy is empowering everyday entrepreneurs around the world by providing all of the help and tools to succeed online. With 19 million customers worldwide, GoDaddy is the place people come to name their idea, build a professional website, attract customers and manage their work. Our mission is to give our customers the tools, insights and the people to transform their ideas and personal initiative into success. To learn more about the company visit www.GoDaddy.com.
14455 N. Hayden Road Scottsdale, AZ 85260 T: 480.505.8800 https://investors.godaddy.net

GoDaddy Inc.
Condensed Consolidated Statements of Operations (unaudited)
(In millions, except shares in thousands and per share amounts)

	Three Months Ended March 31,
	2020	2019
Revenue:
Domains	$355.9	$319.6
Hosting and presence	297.2	268.9
Business applications	138.9	121.5
Total revenue	792.0	710.0
Costs and operating expenses(1)
Cost of revenue (excluding depreciation and amortization)	277.1	236.4
Technology and development	134.5	124.0
Marketing and advertising	93.1	90.3
Customer care	85.2	90.3
General and administrative	85.5	93.0
Depreciation and amortization	52.2	57.2
Total costs and operating expenses	727.6	691.2
Operating income	64.4	18.8
Interest expense	(21.2)	(24.4)
Tax receivable agreements liability adjustment	—	8.7
Other income (expense), net	(1.4)	6.2
Income before income taxes	41.8	9.3
Benefit for income taxes	1.4	3.9
Net income	43.2	13.2
Less: net income attributable to non-controlling interests	0.3	0.3
Net income attributable to GoDaddy Inc.	$42.9	$12.9
Net income attributable to GoDaddy Inc. per share of Class A common stock:
Basic	$0.25	$0.08
Diluted	$0.24	$0.07
Weighted-average shares of Class A common stock outstanding:
Basic	173,113	171,001
Diluted	177,857	183,148
___________________________
(1) Costs and operating expenses include equity-based compensation expense as follows:
Cost of revenue	$0.1	$—
Technology and development	21.1	20.0
Marketing and advertising	4.6	4.3
Customer care	2.6	2.6
General and administrative	17.0	20.0
Total equity-based compensation expense	$45.4	$46.9

14455 N. Hayden Road Scottsdale, AZ 85260 T: 480.505.8800 https://investors.godaddy.net

GoDaddy Inc.
Condensed Consolidated Balance Sheets (unaudited)
(In millions, except per share amounts)

	March 31,	December 31,
	2020	2019
Assets
Current assets:
Cash and cash equivalents	$851.4	$1,062.8
Short-term investments	—	23.6
Accounts and other receivables	31.6	30.2
Registry deposits	21.7	27.2
Prepaid domain name registry fees	391.3	382.6
Prepaid expenses and other current assets	69.6	48.9
Total current assets	1,365.6	1,575.3
Property and equipment, net	254.4	258.6
Operating lease assets	191.9	196.6
Prepaid domain name registry fees, net of current portion	181.5	179.3
Goodwill	2,994.6	2,976.5
Intangible assets, net	1,151.9	1,097.7
Other assets	22.3	17.2
Total assets	$6,162.2	$6,301.2
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$92.2	$72.3
Accrued expenses and other current liabilities	407.0	366.0
Deferred revenue	1,606.4	1,544.4
Long-term debt	18.4	18.4
Total current liabilities	2,124.0	2,001.1
Deferred revenue, net of current portion	685.0	654.4
Long-term debt, net of current portion	2,372.3	2,376.8
Operating lease liabilities, net of current portion	189.4	192.9
Payable pursuant to tax receivable agreements	175.3	175.3
Other long-term liabilities	33.1	17.7
Deferred tax liabilities	94.0	100.9
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.001 par value	—	—
Class A common stock, $0.001 par value	0.2	0.2
Class B common stock, $0.001 par value	—	—
Additional paid-in capital	1,066.9	1,003.5
Accumulated deficit	(509.2)	(153.5)
Accumulated other comprehensive loss	(77.2)	(78.2)
Total stockholders' equity attributable to GoDaddy Inc.	480.7	772.0
Non-controlling interests	8.4	10.1
Total stockholders' equity	489.1	782.1
Total liabilities and stockholders' equity	$6,162.2	$6,301.2

14455 N. Hayden Road Scottsdale, AZ 85260 T: 480.505.8800 https://investors.godaddy.net

GoDaddy Inc.
Condensed Consolidated Statements of Cash Flows (unaudited)
(In millions)

	Three Months Ended March 31,
	2020	2019
Operating activities
Net income	$43.2	$13.2
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	52.2	57.2
Equity-based compensation expense	45.4	46.9
Other	7.1	(4.5)
Changes in operating assets and liabilities, net of amounts acquired:
Registry deposits	5.4	0.4
Prepaid domain name registry fees	(12.6)	(20.2)
Deferred revenue	96.5	105.2
Other operating assets and liabilities	(3.9)	1.5
Net cash provided by operating activities	233.3	199.7
Investing activities
Purchases of short-term investments	—	(17.9)
Maturities of short-term investments	23.7	18.3
Business acquisitions, net of cash acquired	(146.4)	—
Purchases of property and equipment	(13.5)	(29.4)
Other investing activities	0.3	—
Net cash used in investing activities	(135.9)	(29.0)
Financing activities
Proceeds received from:
Stock option exercises	15.3	17.6
Payments made for:
Repurchases of Class A common stock	(315.7)	—
Repayment of term loans	(6.2)	(6.2)
Contingent consideration for business acquisitions	(0.2)	(22.2)
Other financing obligations	(0.5)	(1.1)
Net cash used in financing activities	(307.3)	(11.9)
Effect of exchange rate changes on cash and cash equivalents	(1.5)	(0.9)
Net increase (decrease) in cash and cash equivalents	(211.4)	157.9
Cash and cash equivalents, beginning of period	1,062.8	932.4
Cash and cash equivalents, end of period	$851.4	$1,090.3

14455 N. Hayden Road, Suite 219 Scottsdale, AZ 85260 T: 480.505.8800 https://investors.godaddy.net

Reconciliation of Non-GAAP Financial Measures and Other Operating Metric
The following tables reconcile each non-GAAP financial measure and other operating metric to its most directly comparable GAAP financial measure:

	Three Months Ended March 31,
	2020	2019

	(in millions)
Total bookings:
Total revenue	$792.0	$710.0
Change in deferred revenue	96.3	105.3
Net refunds	63.3	55.2
Other	(0.5)	—
Total bookings	$951.1	$870.5

	Three Months Ended March 31,
	2020	2019

	(in millions)
Unlevered Free Cash Flow:
Net cash provided by operating activities	$233.3	$199.7
Cash paid for interest on long-term debt	11.2	21.4
Cash paid for acquisition-related costs	3.5	7.1
Capital expenditures	(13.5)	(29.4)
Unlevered free cash flow	$234.5	$198.8

The following table provides a reconciliation of net debt:

March 31, 2020

(in millions)
Net Debt:
Current portion of long-term debt	$18.4
Long-term debt	2,372.3
Unamortized original issue discount on long-term debt	12.5
Unamortized debt issuance costs	22.9
Total debt	2,426.1
Less: cash and cash equivalents	(851.4)
Net debt	$1,574.7

14455 N. Hayden Road Scottsdale, AZ 85260 T: 480.505.8800 https://investors.godaddy.net

Shares Outstanding
Shares of Class B common stock do not share in our earnings and are not participating securities. Total shares of common stock outstanding are as follows:

	March 31,
	2020	2019

	(in thousands)
Shares Outstanding:
Class A common stock	167,627	175,115
Class B common stock	1,286	1,653
Total common stock outstanding	168,913	176,768
Effect of dilutive securities(1)	3,384	7,482
	172,297	184,250
_______________________________
(1) Calculated using the treasury stock method, which excludes the impact of antidilutive securities.

CONTACTS:

Investors
Mark Grant
602.817.7200
investors@godaddy.com

Media
Dan Race
480.505.8877
pr@godaddy.com

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14455 N. Hayden Road Scottsdale, AZ 85260 T: 480.505.8800 https://investors.godaddy.net